The Bank of New York Mellon Corporation

Financial Supplement

First Quarter 2024

Table of Contents

Consolidated Results	Page
Consolidated Financial Highlights	3
Condensed Consolidated Income Statement	4
Condensed Consolidated Balance Sheet	5
Fee and Other Revenue	6
Average Balances and Interest Rates	7
Capital and Liquidity	8

Business Segment Results
Securities Services Business Segment	9
Market and Wealth Services Business Segment	11
Investment and Wealth Management Business Segment	13
AUM by Product Type, Changes in AUM and Wealth Management Client Assets	14
Other Segment	15

Other
Securities Portfolio	16
Allowance for Credit Losses and Nonperforming Assets	17

Supplemental Information
Explanation of GAAP and Non-GAAP Financial Measures	18

Note: Prior period results have been restated to reflect the adoption of new accounting guidance for our investments in renewable energy projects, effective Jan. 1, 2024. Prior period segment results have also been revised to reflect the realignment of similar products and services within our lines of business. Refer to Form 8-K dated March 26, 2024 for further information on these revisions.

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						1Q24 vs.
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
Selected income statement data
Fee and other revenue	$3,487	$3,257	$3,404	$3,404	$3,287	7%	6%
Net interest income	1,040	1,101	1,016	1,100	1,128	(6)	(8)
Total revenue	4,527	4,358	4,420	4,504	4,415	4	3
Provision for credit losses	27	84	3	5	27	N/M	N/M
Noninterest expense	3,176	3,995	3,089	3,111	3,100	(21)	2
Income before income taxes	1,324	279	1,328	1,388	1,288	375	3
Provision for income taxes	297	73	285	315	306	307	(3)
Net income	$1,027	$206	$1,043	$1,073	$982	399%	5%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$953	$162	$958	$1,036	$911	488%	5%
Diluted earnings per common share	$1.25	$0.21	$1.23	$1.31	$1.13	495%	11%
Average common shares and equivalents outstanding – diluted (in thousands)	762,268	772,102	781,781	790,725	807,718	(1)%	(6)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	29%	6%	30%	31%	29%
Return on common equity	10.7%	1.8%	10.6%	11.7%	10.4%
Return on tangible common equity – Non-GAAP (a)	20.7%	3.6%	20.6%	22.8%	20.5%
Non-U.S. revenue as a percentage of total revenue	34%	36%	36%	36%	34%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$48.8	$47.8	$45.7	$46.9	$46.6	2%	5%
Assets under management (“AUM”) (in trillions)	$2.02	$1.97	$1.82	$1.91	$1.91	2%	6%
Full-time employees	52,100	53,400	53,600	53,200	51,600	(2)%	1%
Book value per common share	$48.44	$47.97	$46.84	$46.21	$45.22
Tangible book value per common share – Non-GAAP (a)	$25.44	$25.25	$24.52	$24.03	$23.38
Cash dividends per common share	$0.42	$0.42	$0.42	$0.37	$0.37
Common dividend payout ratio	34%	202%	35%	29%	33%
Closing stock price per common share	$57.62	$52.05	$42.65	$44.52	$45.44
Market capitalization	$43,089	$39,524	$32,801	$34,671	$35,858
Common shares outstanding (in thousands)	747,816	759,344	769,073	778,782	789,134

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	10.8%	11.5%	11.3%	11.0%	10.9%
Tier 1 capital ratio	13.4%	14.2%	14.3%	14.0%	13.9%
Total capital ratio	14.3%	14.9%	15.2%	14.8%	14.7%
Tier 1 leverage ratio	5.9%	6.0%	6.1%	5.7%	5.8%
Supplementary leverage ratio ("SLR")	7.0%	7.3%	7.2%	7.0%	6.8%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.7 trillion at March 31, 2024 and Dec. 31, 2023, $1.5 trillion at Sept. 30, 2023, $1.6 trillion at June 30, 2023 and $1.5 trillion at March 31, 2023.

(c) Regulatory capital ratios for March 31, 2024 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for March 31, 2024, was the Standardized Approach, and for Dec. 31, 2023, Sept. 30, 2023, June 30, 2023 and March 31, 2023, was the Advanced Approaches.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						1Q24 vs.
	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
Revenue
Investment services fees	$2,278	$2,242	$2,230	$2,252	$2,119	2%	8%
Investment management and performance fees	776	743	777	762	776	4	—
Foreign exchange revenue	152	143	154	158	176	6	(14)
Financing-related fees	57	45	45	50	52	27	10
Distribution and servicing fees	42	41	39	35	33	2	27
Total fee revenue	3,305	3,214	3,245	3,257	3,156	3	5
Investment and other revenue	182	43	159	147	131	N/M	N/M
Total fee and other revenue	3,487	3,257	3,404	3,404	3,287	7	6
Net interest income	1,040	1,101	1,016	1,100	1,128	(6)	(8)
Total revenue	4,527	4,358	4,420	4,504	4,415	4	3
Provision for credit losses	27	84	3	5	27	N/M	N/M
Noninterest expense
Staff	1,857	1,831	1,755	1,718	1,791	1	4
Software and equipment	475	486	452	450	429	(2)	11
Professional, legal and other purchased services	349	406	368	378	375	(14)	(7)
Net occupancy	124	162	140	121	119	(23)	4
Sub-custodian and clearing	119	117	121	119	118	2	1
Distribution and servicing	96	88	87	93	85	9	13
Business development	36	61	36	47	39	(41)	(8)
Bank assessment charges	17	670	37	41	40	(97)	(58)
Amortization of intangible assets	12	14	15	14	14	(14)	(14)
Other	91	160	78	130	90	(43)	1
Total noninterest expense	3,176	3,995	3,089	3,111	3,100	(21)	2
Income before income taxes	1,324	279	1,328	1,388	1,288	375	3
Provision for income taxes	297	73	285	315	306	307	(3)
Net income	1,027	206	1,043	1,073	982	399	5
Net (income) loss attributable to noncontrolling interests	(2)	2	(3)	(1)	—	N/M	N/M
Preferred stock dividends	(72)	(46)	(82)	(36)	(71)	N/M	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$953	$162	$958	$1,036	$911	488%	5%

Average common shares and equivalents outstanding: Basic	756,937	767,146	777,813	787,718	803,340	(1)%	(6)%
Diluted	762,268	772,102	781,781	790,725	807,718	(1)%	(6)%

Earnings per common share: Basic	$1.26	$0.21	$1.23	$1.32	$1.13	500%	12%
Diluted	$1.25	$0.21	$1.23	$1.31	$1.13	495%	11%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2024	2023
(in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Assets
Cash and due from banks	$5,305	$4,922	$4,904	$5,720	$5,564
Interest-bearing deposits with the Federal Reserve and other central banks	119,197	111,550	107,419	118,908	117,042
Interest-bearing deposits with banks	10,636	12,139	12,999	12,316	15,114
Federal funds sold and securities purchased under resale agreements	29,661	28,900	26,299	35,378	26,894
Securities	138,909	126,395	128,225	134,233	138,678
Trading assets	10,078	10,058	10,699	10,562	9,024
Loans	73,615	66,879	66,290	64,469	62,323
Allowance for loan losses	(322)	(303)	(211)	(191)	(170)
Net loans	73,293	66,576	66,079	64,278	62,153
Premises and equipment	3,136	3,163	3,234	3,241	3,248
Accrued interest receivable	1,343	1,150	1,141	963	978
Goodwill	16,228	16,261	16,159	16,246	16,192
Intangible assets	2,839	2,854	2,859	2,881	2,890
Other assets	24,103	25,909	25,035	25,455	27,122
Total assets	$434,728	$409,877	$405,052	$430,181	$424,899
Liabilities
Deposits	$309,020	$283,669	$277,467	$292,045	$281,294
Federal funds purchased and securities sold under repurchase agreements	15,112	14,507	14,771	21,285	26,540
Trading liabilities	3,100	6,226	7,358	6,319	5,705
Payables to customers and broker-dealers	19,392	18,395	17,441	21,084	22,598
Other borrowed funds	306	479	728	1,371	2,538
Accrued taxes and other expenses	4,395	5,411	5,225	4,986	4,548
Other liabilities	10,245	9,028	11,834	9,635	10,500
Long-term debt	32,396	31,257	29,205	32,463	30,489
Total liabilities	393,966	368,972	364,029	389,188	384,212
Temporary equity
Redeemable noncontrolling interests	82	85	109	104	96
Permanent equity
Preferred stock	4,343	4,343	4,838	4,838	4,838
Common stock	14	14	14	14	14
Additional paid-in capital	29,055	28,908	28,793	28,726	28,650
Retained earnings	40,178	39,549	39,714	39,090	38,350
Accumulated other comprehensive loss, net of tax	(4,876)	(4,893)	(5,805)	(5,602)	(5,543)
Less: Treasury stock, at cost	(28,145)	(27,151)	(26,696)	(26,242)	(25,790)
Total The Bank of New York Mellon Corporation shareholders’ equity	40,569	40,770	40,858	40,824	40,519
Nonredeemable noncontrolling interests of consolidated investment management funds	111	50	56	65	72
Total permanent equity	40,680	40,820	40,914	40,889	40,591
Total liabilities, temporary equity and permanent equity	$434,728	$409,877	$405,052	$430,181	$424,899

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						1Q24 vs.
(dollars in millions)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
Investment services fees	$2,278	$2,242	$2,230	$2,252	$2,119	2%	8%
Investment management and performance fees:
Investment management fees (a)	766	724	747	752	754	6	2
Performance fees	10	19	30	10	22	N/M	N/M
Total investment management and performance fees (b)	776	743	777	762	776	4	—
Foreign exchange revenue	152	143	154	158	176	6	(14)
Financing-related fees	57	45	45	50	52	27	10
Distribution and servicing fees	42	41	39	35	33	2	27
Total fee revenue	3,305	3,214	3,245	3,257	3,156	3	5
Investment and other revenue:
Income (loss) from consolidated investment management funds	15	26	(11)	10	5	N/M	N/M
Seed capital gains (losses) (c)	14	18	(4)	7	8	N/M	N/M
Other trading revenue	69	47	86	53	45	N/M	N/M
Renewable energy investment gains	6	2	1	5	20	N/M	N/M
Corporate/bank-owned life insurance	28	39	29	23	27	N/M	N/M
Other investments gains (losses) (d)	17	55	(9)	10	(9)	N/M	N/M
Disposal (losses) gains	—	(6)	2	(1)	(1)	N/M	N/M
Expense reimbursements from joint venture	27	28	29	31	29	N/M	N/M
Other income (loss)	7	(118)	55	9	8	N/M	N/M
Net securities (losses)	(1)	(48)	(19)	—	(1)	N/M	N/M
Total investment and other revenue	182	43	159	147	131	N/M	N/M
Total fee and other revenue	$3,487	$3,257	$3,404	$3,404	$3,287	7%	6%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 1% compared with 1Q23. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	1Q24			4Q23			3Q23			2Q23			1Q23
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$102,795	4.69%		$107,291	4.72%		$98,767	4.57%		$114,578	4.29%		$94,899	3.59%
Interest-bearing deposits with banks	11,724	4.16		12,110	4.26		12,287	4.04		13,919	3.68		16,225	3.51
Federal funds sold and securities purchased under resale agreements	27,019	36.22	(a)	25,753	35.55	(a)	26,915	30.47	(a)	26,989	26.38	(a)	24,631	16.32	(a)
Loans	65,844	6.48		65,677	6.43		63,962	6.39		63,459	6.05		63,261	5.54
Securities:
U.S. government obligations	27,242	3.70		28,641	3.40		32,224	3.08		34,147	2.90		38,852	2.89
U.S. government agency obligations	63,135	3.22		59,067	2.95		59,481	2.87		61,565	2.78		62,280	2.60
Other securities (b)	43,528	4.01		39,415	4.03		39,874	3.93		40,989	3.59		42,452	3.21
Total investment securities (b)	133,905	3.57		127,123	3.39		131,579	3.24		136,701	3.05		143,584	2.86
Trading securities (b)	4,846	5.75		6,220	5.59		5,534	5.49		6,403	5.02		5,778	4.97
Total securities (b)	138,751	3.65		133,343	3.49		137,113	3.33		143,104	3.14		149,362	2.94
Total interest-earning assets (b)	$346,133	7.06%		$344,174	6.86%		$339,044	6.45%		$362,049	5.77%		$348,378	4.56%
Noninterest-earning assets	57,852			57,431			58,247			58,912			58,900
Total assets	$403,985			$401,605			$397,291			$420,961			$407,278

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$228,897	3.84%		$220,408	3.79%		$209,641	3.62%		$215,057	3.24%		$204,114	2.71%
Federal funds purchased and securities sold under repurchase agreements	16,133	55.91	(a)	16,065	52.41	(a)	21,512	36.07	(a)	26,282	26.39	(a)	18,316	19.75	(a)
Trading liabilities	1,649	5.11		2,857	4.83		3,959	4.80		3,893	4.46		3,025	4.05
Other borrowed funds	502	3.47		465	5.56		540	4.47		2,702	4.60		711	1.75
Commercial paper	8	5.42		5	5.40		7	4.13		5	5.11		—	—
Payables to customers and broker-dealers	12,420	4.74		12,586	4.67		13,515	4.30		14,801	3.85		16,954	3.08
Long-term debt	31,087	5.82		30,702	5.70		31,161	5.52		31,970	5.45		30,246	5.22
Total interest-bearing liabilities	$290,696	6.99%		$283,088	6.81%		$280,335	6.37%		$294,710	5.61%		$273,366	4.17%
Total noninterest-bearing deposits	49,949			52,667			52,467			62,152			69,886
Other noninterest-bearing liabilities	23,005			24,962			23,699			23,526			23,687
Total The Bank of New York Mellon Corporation shareholders’ equity	40,248			40,823			40,711			40,493			40,321
Noncontrolling interests	87			65			79			80			18
Total liabilities and equity	$403,985			$401,605			$397,291			$420,961			$407,278
Net interest margin		1.19%			1.26%			1.18%			1.20%			1.29%
Net interest margin (FTE) – Non-GAAP (c)		1.19%			1.26%			1.18%			1.20%			1.29%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $151 billion for 1Q24, $141 billion for 4Q23, $126 billion for 3Q23, $113 billion for 2Q23 and $62 billion for 1Q23. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 5.49% for 1Q24, 5.48% for 4Q23, 5.36% for 3Q23, 5.10% for 2Q23 and 4.62% for 1Q23. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 5.38% for 1Q24, 5.35% for 4Q23, 5.26% for 3Q23, 4.99% for 2Q23 and 4.49% for 1Q23. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2024	2023
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,382	$18,534	$18,156	$18,018	$17,761
Tier 1 capital	22,722	22,863	22,985	22,848	22,595
Total capital	24,309	24,414	24,552	24,413	24,161
Risk-weighted assets	169,851	156,178	153,167	153,158	157,186

CET1 ratio	10.8%	11.9%	11.9%	11.8%	11.3%
Tier 1 capital ratio	13.4	14.6	15.0	14.9	14.4
Total capital ratio	14.3	15.6	16.0	15.9	15.4

Advanced Approaches:
CET1 capital	$18,382	$18,534	$18,156	$18,018	$17,761
Tier 1 capital	22,722	22,863	22,985	22,848	22,595
Total capital	23,977	24,085	24,305	24,151	23,890
Risk-weighted assets	165,180	161,528	160,262	163,335	162,692

CET1 ratio	11.1%	11.5%	11.3%	11.0%	10.9%
Tier 1 capital ratio	13.8	14.2	14.3	14.0	13.9
Total capital ratio	14.5	14.9	15.2	14.8	14.7

Tier 1 leverage ratio (a):
Average assets for Tier 1 leverage ratio	$386,146	$383,705	$379,429	$402,993	$389,358
Tier 1 leverage ratio	5.9%	6.0%	6.1%	5.7%	5.8%

SLR (a):
Leverage exposure	$325,656	$313,555	$318,664	$326,002	$330,278
SLR	7.0%	7.3%	7.2%	7.0%	6.8%

Average liquidity coverage ratio (a)	117%	117%	121%	120%	118%
Average net stable funding ratio (a)	136%	135%	136%	136%	132%
(a) Regulatory capital and liquidity ratios for March 31, 2024 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for March 31, 2024, was the Standardized Approach, and for Dec. 31, 2023, Sept. 30, 2023, June 30, 2023 and March 31, 2023, was the Advanced Approaches.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						1Q24 vs.
(dollars in millions)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
Revenue:
Investment services fees:
Asset Servicing	$1,013	$975	$976	$980	$941	4%	8%
Issuer Services	261	285	281	319	236	(8)	11
Total investment services fees	1,274	1,260	1,257	1,299	1,177	1	8
Foreign exchange revenue	124	118	107	124	139	5	(11)
Other fees (a)	59	54	52	54	55	9	7
Total fee revenue	1,457	1,432	1,416	1,477	1,371	2	6
Investment and other revenue	99	112	65	84	72	N/M	N/M
Total fee and other revenue	1,556	1,544	1,481	1,561	1,443	1	8
Net interest income	583	635	600	668	666	(8)	(12)
Total revenue	2,139	2,179	2,081	2,229	2,109	(2)	1
Provision for credit losses	11	64	19	16	—	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	1,530	1,645	1,590	1,560	1,532	(7)	—
Amortization of intangible assets	7	8	8	7	8	(13)	(13)
Total noninterest expense	1,537	1,653	1,598	1,567	1,540	(7)	—
Income before income taxes	$591	$462	$464	$646	$569	28%	4%

Total revenue by line of business:
Asset Servicing	$1,668	$1,675	$1,585	$1,695	$1,657	—%	1%
Issuer Services	471	504	496	534	452	(7)	4
Total revenue by line of business	$2,139	$2,179	$2,081	$2,229	$2,109	(2)%	1%

Financial ratios:
Pre-tax operating margin	28%	21%	22%	29%	27%

Memo: Securities lending revenue (b)	$46	$48	$46	$47	$48	(4)%	(4)%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						1Q24 vs.
(dollars in millions, unless otherwise noted)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
Selected balance sheet data:
Average loans	$11,204	$11,366	$11,236	$11,283	$10,939	(1)%	2%
Average assets (a)	$191,544	$200,040	$190,964	$202,207	$196,560	(4)%	(3)%
Average deposits	$174,687	$171,086	$162,509	$172,863	$167,209	2%	4%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$35.4	$34.2	$32.3	$33.2	$32.6	4%	9%
Market value of securities on loan at period end (in billions) (d)	$486	$450	$406	$415	$441	8%	10%

Issuer Services
Total debt serviced at period end (in trillions) (e)	$14.0	$14.0	$13.8	$13.8	$13.6	—%	3%
Number of sponsored Depositary Receipts programs at period end	527	543	559	564	577	(3)%	(9)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) March 31, 2024 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $1.7 trillion at March 31,2024 and Dec. 31, 2023, $1.5 trillion at Sept. 30, 2023, $1.6 trillion at June 30, 2023 and $1.5 trillion at March 31, 2023.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $64 billion at March 31,2024, $63 billion at Dec. 31, 2023 and Sept. 30, 2023, $66 billion at June 30, 2023, and $69 billion at March 31, 2023.

(e) Reported amounts have been revised from previously reported amounts.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						1Q24 vs.
(dollars in millions)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
Revenue:
Investment services fees:
Pershing	$482	$472	$478	$466	$469	2%	3%
Treasury Services	184	179	180	183	175	3	5
Clearance and Collateral Management	329	322	305	295	290	2	13
Total investment services fees	995	973	963	944	934	2	7
Foreign exchange revenue	24	21	21	21	18	14	33
Other fees (a)	58	50	49	52	51	16	14
Total fee revenue	1,077	1,044	1,033	1,017	1,003	3	7
Investment and other revenue	17	16	16	16	15	N/M	N/M
Total fee and other revenue	1,094	1,060	1,049	1,033	1,018	3	7
Net interest income	423	436	401	420	453	(3)	(7)
Total revenue	1,517	1,496	1,450	1,453	1,471	1	3
Provision for credit losses	5	28	6	7	—	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	833	836	790	792	781	—	7
Amortization of intangible assets	1	1	2	2	1	—	—
Total noninterest expense	834	837	792	794	782	—	7
Income before income taxes	$678	$631	$652	$652	$689	7%	(2)%

Total revenue by line of business:
Pershing	$670	$669	$657	$641	$649	—%	3%
Treasury Services	416	408	397	413	419	2	(1)
Clearance and Collateral Management	431	419	396	399	403	3	7
Total revenue by line of business	$1,517	$1,496	$1,450	$1,453	$1,471	1%	3%

Financial ratios:
Pre-tax operating margin	45%	42%	45%	45%	47%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						1Q24 vs.
(dollars in millions, unless otherwise noted)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
Selected balance sheet data:
Average loans	$39,271	$39,200	$37,496	$36,432	$36,854	—%	7%
Average assets (a)	$123,552	$132,357	$129,665	$131,519	$132,005	(7)%	(6)%
Average deposits	$89,539	$87,695	$84,000	$85,407	$86,040	2%	4%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$13.1	$13.3	$13.1	$13.4	$13.7	(2)%	(4)%

Pershing
AUC/A at period end (in trillions) (b)	$2.6	$2.5	$2.4	$2.4	$2.4	4%	8%
Net new assets (U.S. platform) (in billions) (d)	$(2)	$(4)	$23	$(34)	$37	N/M	N/M
Daily average revenue trades ("DARTs") (U.S. platform) (in thousands)	290	229	223	223	261	27%	11%
Average active clearing accounts (in thousands)	7,991	8,012	7,979	7,946	7,849	—%	2%

Treasury Services
Average daily U.S. dollar payment volumes	237,124	243,005	233,620	233,931	236,322	(2)%	—%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$5,157	$5,248	$5,706	$6,044	$5,626	(2)%	(8)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) March 31, 2024 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						1Q24 vs.
(dollars in millions)	1Q24	4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
Revenue:
Investment management fees	$768	$725	$748	$753	$755	6%	2%
Performance fees	10	19	30	10	22	N/M	N/M
Investment management and performance fees (a)	778	744	778	763	777	5	—
Distribution and servicing fees	70	66	62	58	55	6	27
Other fees (b)	(60)	(55)	(50)	(56)	(53)	N/M	N/M
Total fee revenue	788	755	790	765	779	4	1
Investment and other revenue (c)	17	(121)	1	12	6	N/M	N/M
Total fee and other revenue (c)	805	634	791	777	785	27	3
Net interest income	41	45	39	39	45	(9)	(9)
Total revenue	846	679	830	816	830	25	2
Provision for credit losses	(1)	(2)	(9)	7	—	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	736	680	670	674	732	8	1
Amortization of intangible assets	4	5	5	5	5	(20)	(20)
Total noninterest expense	740	685	675	679	737	8	—
Income (loss) before income taxes	$107	$(4)	$164	$130	$93	N/M	15%

Total revenue by line of business:
Investment Management	$576	$415	$565	$553	$564	39%	2%
Wealth Management	270	264	265	263	266	2	2
Total revenue by line of business	$846	$679	$830	$816	$830	25%	2%

Financial ratios:
Pre-tax operating margin	13%	(1)%	20%	16%	11%
Adjusted pre-tax operating margin – Non-GAAP (d)	14%	(1)%	22%	18%	13%

Selected balance sheet data:
Average loans	$13,553	$13,405	$13,519	$13,995	$13,960	1%	(3)%
Average assets (e)	$26,272	$26,341	$26,654	$27,399	$28,370	—%	(7)%
Average deposits	$11,364	$12,039	$13,578	$15,410	$16,144	(6)%	(30)%
(a) On a constant currency basis, investment management and performance fees decreased 1% (Non-GAAP) compared with 1Q23. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

							1Q24 vs.
(dollars in billions)	1Q24		4Q23	3Q23	2Q23	1Q23	4Q23	1Q23
AUM by product type (a)(b):
Equity	$168		$145	$133	$145	$142	16%	18%
Fixed income	219		205	190	203	207	7	6
Index	474		459	425	440	408	3	16
Liability-driven investments	573		605	534	579	604	(5)	(5)
Multi-asset and alternative investments	174		170	156	162	161	2	8
Cash	407		390	383	377	386	4	5
Total AUM	$2,015		$1,974	$1,821	$1,906	$1,908	2%	6%

Changes in AUM (a)(b):
Beginning balance of AUM	$1,974		$1,821	$1,906	$1,908	$1,836
Net inflows (outflows):
Long-term strategies:
Equity	(4)		(2)	(3)	(3)	(4)
Fixed income	12		3	(7)	(4)	4
Liability-driven investments	13		4	1	(3)	10
Multi-asset and alternative investments	(5)		(1)	(4)	(1)	(3)
Total long-term active strategies inflows (outflows)	16		4	(13)	(11)	7
Index	(15)		(10)	(2)	2	(2)
Total long-term strategies inflows (outflows)	1		(6)	(15)	(9)	5
Short-term strategies:
Cash	16		7	7	(9)	—
Total net inflows (outflows)	17		1	(8)	(18)	5
Net market impact	16		122	(50)	(3)	52
Net currency impact	(10)		30	(27)	19	15
Other	18	(c)	—	—	—	—
Ending balance of AUM	$2,015		$1,974	$1,821	$1,906	$1,908	2%	6%

Wealth Management client assets (a)(d)	$309	(e)	$312	$292	$286	$279	(1)%	11%
(a) March 31, 2024 information is preliminary.
(b) Excludes assets managed outside of the Investment and Wealth Management business segment.
(c) Reflects the realignment of similar products and services within our lines of business. Refer to Form 8-K dated March 26, 2024 for further information.
(d) Includes AUM and AUC/A in the Wealth Management line of business.
(e) The realignment of similar products and services within our lines of business reduced client assets attributed to the Wealth Management business. Refer to Form 8-K dated March 26, 2024 for further information.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	1Q24	4Q23	3Q23	2Q23	1Q23
Revenue:
Fee revenue	$(17)	$(17)	$6	$(2)	$3
Investment and other revenue	47	38	74	34	38
Total fee and other revenue	30	21	80	32	41
Net interest (expense)	(7)	(15)	(24)	(27)	(36)
Total revenue	23	6	56	5	5
Provision for credit losses	12	(6)	(13)	(25)	27
Noninterest expense	65	820	24	71	41
(Loss) income before income taxes	$(54)	$(808)	$45	$(41)	$(63)

Selected balance sheet data:
Average loans and leases	$1,816	$1,706	$1,711	$1,749	$1,508
Average assets	$62,617	$42,867	$50,008	$59,836	$50,343

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Dec. 31, 2023		1Q24 change in unrealized gain (loss)	March 31, 2024			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$39,333		$(299)	$45,805	$41,642		91%	$(4,163)		23%	100%	—%	—%	—%	—%
U.S. Treasury	26,476		13	30,723	29,896		97	(827)		59	100	—	—	—	—
Non-U.S. government (d)	20,543		9	27,081	26,498		98	(583)		37	93	3	3	1	—
Agency commercial MBS	11,010		11	11,664	11,083		95	(581)		43	100	—	—	—	—
CLOs	7,119		16	7,238	7,248		100	10		100	100	—	—	—	—
U.S. government agencies	6,780		(5)	7,031	6,607		94	(424)		40	100	—	—	—	—
Foreign covered bonds	6,317		11	7,420	7,259		98	(161)		51	100	—	—	—	—
Non-agency commercial MBS	2,997		38	3,219	3,009		93	(210)		53	100	—	—	—	—
Non-agency RMBS	1,766		(6)	1,876	1,727		92	(149)		45	86	2	—	6	6
Other asset-backed securities	943		6	976	899		92	(77)		18	100	—	—	—	—
Other debt securities	11		1	12	11		90	(1)		—	—	—	—	—	100
Total securities	$123,295	(e)	$(205)	$143,045	$135,879	(e)(f)	95%	$(7,166)	(e)(g)	42%	98%	1%	1%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) Includes net unrealized gains on derivatives hedging securities available-for-sale (including terminated hedges) of $1,767 million at Dec. 31, 2023 and $2,161 million at March 31, 2024.
(f) The fair value of available-for-sale securities totaled $92,666 million at March 31, 2024, net of hedges, or 68% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $43,213 million at March 31, 2024, or 32% of the fair value of the securities portfolio, net of hedges.

(g) At March 31, 2024, includes pre-tax net unrealized losses of $1,975 million related to available-for-sale securities, net of hedges, and $5,191 million related to held-to-maturity securities. The after-tax unrealized losses, net of hedges, related to available-for-sale securities was $1,490 million and the after-tax equivalent related to held-to-maturity securities was $3,958 million.
Note: The amortizable purchase premium (net of discount) relating to securities was $419 million at March 31, 2024 and the amortization of that net purchase premium was $19 million in 1Q24.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2024	2023
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Allowance for credit losses – beginning of period:
Allowance for loan losses	$303	$211	$191	$170	$176
Allowance for lending-related commitments	87	85	91	83	78
Allowance for other financial instruments (a)	24	29	41	67	38
Allowance for credit losses – beginning of period	$414	$325	$323	$320	$292

Net (charge-offs) recoveries:
Charge-offs	(1)	—	(1)	(4)	—
Recoveries	—	5	—	2	1
Total net (charge-offs) recoveries	(1)	5	(1)	(2)	1
Provision for credit losses (b)	27	84	3	5	27
Allowance for credit losses – end of period	$440	$414	$325	$323	$320

Allowance for credit losses – end of period:
Allowance for loan losses	$322	$303	$211	$191	$170
Allowance for lending-related commitments	81	87	85	91	83
Allowance for other financial instruments (a)	37	24	29	41	67
Allowance for credit losses – end of period	$440	$414	$325	$323	$320

Allowance for loan losses as a percentage of total loans	0.44%	0.45%	0.32%	0.30%	0.27%

Nonperforming assets	$278	$237	$48	$88	$105
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest income, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	1Q24	4Q23	3Q23	2Q23	1Q23
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$953	$162	$958	$1,036	$911
Add: Amortization of intangible assets	12	14	15	14	14
Less: Tax impact of amortization of intangible assets	3	4	3	4	3
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$962	$172	$970	$1,046	$922

Average common shareholders’ equity	$35,905	$36,050	$35,873	$35,655	$35,483
Less: Average goodwill	16,238	16,199	16,237	16,219	16,160
Average intangible assets	2,848	2,858	2,875	2,888	2,899
Add: Deferred tax liability – tax deductible goodwill	1,209	1,205	1,197	1,193	1,187
Deferred tax liability – intangible assets	655	657	657	660	660
Average tangible common shareholders’ equity – Non-GAAP	$18,683	$18,855	$18,615	$18,401	$18,271

Return on common equity – GAAP	10.7%	1.8%	10.6%	11.7%	10.4%
Return on tangible common equity – Non-GAAP	20.7%	3.6%	20.6%	22.8%	20.5%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2024	2023
(dollars in millions, except common shares and unless otherwise noted)	March 31	Dec. 31	Sept. 30	June 30	March 31
BNY Mellon shareholders’ equity at period end – GAAP	$40,569	$40,770	$40,858	$40,824	$40,519
Less: Preferred stock	4,343	4,343	4,838	4,838	4,838
BNY Mellon common shareholders’ equity at period end – GAAP	36,226	36,427	36,020	35,986	35,681
Less: Goodwill	16,228	16,261	16,159	16,246	16,192
Intangible assets	2,839	2,854	2,859	2,881	2,890
Add: Deferred tax liability – tax deductible goodwill	1,209	1,205	1,197	1,193	1,187
Deferred tax liability – intangible assets	655	657	657	660	660
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$19,023	$19,174	$18,856	$18,712	$18,446

Period-end common shares outstanding (in thousands)	747,816	759,344	769,073	778,782	789,134

Book value per common share – GAAP	$48.44	$47.97	$46.84	$46.21	$45.22
Tangible book value per common share – Non-GAAP	$25.44	$25.25	$24.52	$24.03	$23.38

Net interest margin reconciliation
(dollars in millions)	1Q24	4Q23	3Q23	2Q23	1Q23
Net interest income – GAAP	$1,040	$1,101	$1,016	$1,100	$1,128
Add: Tax equivalent adjustment	—	1	—	1	—
Net interest income (FTE) – Non-GAAP	$1,040	$1,102	$1,016	$1,101	$1,128

Average interest-earning assets	$346,133	$344,174	$339,044	$362,049	$348,378

Net interest margin – GAAP (a)	1.19%	1.26%	1.18%	1.20%	1.29%
Net interest margin (FTE) – Non-GAAP (a)	1.19%	1.26%	1.18%	1.20%	1.29%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	1Q24	4Q23	3Q23	2Q23	1Q23
Income (loss) before income taxes – GAAP	$107	$(4)	$164	$130	$93

Total revenue – GAAP	$846	$679	$830	$816	$830
Less: Distribution and servicing expense	96	89	87	93	86
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$750	$590	$743	$723	$744

Pre-tax operating margin – GAAP (a)	13%	(1)%	20%	16%	11%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	14%	(1)%	22%	18%	13%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			1Q24 vs.
(dollars in millions)	1Q24	1Q23	1Q23
Consolidated:
Investment management and performance fees – GAAP	$776	$776	—%
Impact of changes in foreign currency exchange rates	—	5
Adjusted investment management and performance fees – Non-GAAP	$776	$781	(1)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$778	$777	—%
Impact of changes in foreign currency exchange rates	—	5
Adjusted investment management and performance fees – Non-GAAP	$778	$782	(1)%